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                                                                       EX. 10.18

                      SECOND AMENDMENT TO LEASE AGREEMENT

      THIS SECOND AMENDMENT TO LEASE AGREEMENT (this "SECOND AMENDMENT") is made and entered into as of the 11th day of May, 2001, by and between BUILDING VII ASSOCIATES L.C., a Virginia limited liability company formerly known as Building VI Associates L.C. ("LANDLORD"), and PEC SOLUTIONS, INC., a Delaware corporation ("TENANT").

                                   RECITALS:

      A. Landlord and Tenant entered into that certain Office Lease Agreement dated February 5, 2001, amended by First Amendment to Lease Agreement dated May 7, 2001 (the "LEASE"), whereby Landlord leased to Tenant and Tenant leased from Landlord the Premises (as defined in the Lease).

      B. Except as otherwise provided herein to the contrary, all capitalized terms used in this Amendment shall have the same meanings as are attributed thereto in the Lease.

      C. Landlord and Tenant desire to amend the Lease as more fully described in this Amendment.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant, intending legally to be bound, hereby agree as follows:

      1. The name of Landlord was changed from Building VI Associates L.C. to BUILDING VII ASSOCIATES L.C., effective May 11, 2001. All references to Landlord in the Lease shall hereinafter reflect such name change and shall be demed to refer to Building VII Associates L.C.

      2. Except as modified in this Amendment, the Lease remains unmodified and in full force and effect.


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      IN WITNESS WHEREOF, Landlord and Tenant have caused this Amendment to be signed and sealed by their duly authorized signatories under seal as of the day and year first above written.

                                  LANDLORD:

                                  BUILDING VII ASSOCIATES L.C.
                                  Formerly known as Building VI Associates L.C.

                                  By:                            (SEAL)
                                         -----------------------
                                  Name:
                                         -------------------------------
                                  Title:
                                         -------------------------------


                                  TENANT:

                                  PEC SOLUTIONS, INC.

                                  By:                            (SEAL)
                                         -----------------------
                                  Name:
                                         -------------------------------
                                  Title:
                                         -------------------------------


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